UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 20, 2007
Date of Report (Date of earliest event reported)

SEARCHLIGHT MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-30995	98-0232244
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#120 - 2441 W. Horizon Ridge Pkwy
Henderson, NV		89052
(Address of principal executive offices)		(Zip Code)

(702) 939-5247
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

On August 20, 2007, Searchlight Minerals Corp. (the “Company”) announced that it has received metallurgical testing results conducted by its independent mining consultants, Arrakis, Inc ("Arrakis"), on chain-of-custody samples collected from the Company's Searchlight Gold Project in southern Nevada. Also, the Company is providing a status report on its Clarkdale Slag Project.

The results are fully described in the press release attached as Exhibit 99.1 to this Current Report which is incorporated by reference herein pursuant to General Instruction F of Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated August 20, 2007 announcing metallurgical testing results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

	By:	/s/ Carl S. Ager
Date: August 20, 2007
CARL S. AGER, SECRETARY